RS INVESTMENT TRUST

Supplement to Prospectus Dated October 9, 2006

The Board of Trustees of RS Investment Trust has approved a proposal to merge RS Internet Age Fund® (the “Internet Age Fund”) into The Information Age Fund® subject to the approval of the shareholders of the Internet Age Fund.  The prospectus of RS Investment Trust dated as of October 9, 2006, as supplemented from time to time, contains information regarding both the Internet Age Fund and The Information Age Fund®.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of The Information Age Fund®, nor is it a solicitation of any proxy. For more information regarding The Information Age Fund®, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission and become effective, please call 1-800-766-FUND (3863) or visit RS Investment Trust’s Web site at www.RSinvestments.com.  The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

April 12, 2007